                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: December 10, 2002
                                      -----------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)



           Virginia                       0-25762             54-1719855
------------------------------------  ----------------   --------------------
(State or other jurisdiction of         (Commission         (IRS Employer
        incorporation)                  File Number)     Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia          23060
--------------------------------------------------      -------------
   (Address of principal executive offices)               (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.           OTHER EVENTS

                  The November 2002 monthly Certificateholder's Statements to investors were distributed December 10, 2002.


ITEM 7 (c).       EXHIBITS

                  The following are filed as exhibits to this Report under
                  Exhibit 20:

                  1.       November Performance Summary

                  2.       Series 1996-3 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  3.       Series 1998-1 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  4.       Series 1998-4 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  5.       Series 1999-1 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  6.       Series 1999-3 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  7.       Series 2000-1 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  8.       Series 2000-2 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  9.       Series 2000-3 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  10.      Series 2000-4 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  11.      Series 2000-5 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  12.      Series 2001-1 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  13.      Series 2001-2 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  14.      Series 2001-3 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  15.      Series 2001-4 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  16.      Series 2001-5 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  17.      Series 2001-6 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  18.      Series 2001-7 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  19.      Series 2001-8 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  20.      Series 2002-1 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  21.      Series 2002-2 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  22.      Series 2002-3 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  23.      Series 2002-4 Class A and Class B
                             Certificateholder's Statements for the month of November 2002

                  24.      Trust Excess Spread Analysis



                                  SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                        CAPITAL ONE MASTER TRUST

                                        By:    CAPITAL ONE BANK
                                               Servicer


                                        By:    /s/ Tom Feil
                                               ------------
                                                Tom Feil
                                                Director, Capital Markets
Date:  December 10, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                            ------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             ------------
    1             November Performance Summary                               07

    2             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         09

    3             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         11

    4             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         13

    5             Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         15

    6             Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         17

    7             Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         19

    8             Series 2000-2 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         21

    9             Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         23

    10            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         25

    11            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         27

    12            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         29

    13            Series 2001-2 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         31

    14            Series 2001-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         33

    15            Series 2001-4 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         35

    16            Series 2001-5 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         37

    17            Series 2001-6 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         39

    18            Series 2001-7 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         41

    19            Series 2001-8 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         43

    20            Series 2002-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         45

    21            Series 2002-2 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         47

    22            Series 2002-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         49

    23            Series 2002-4 Class A and Class B Certificate-
                  holder's Statements for the month of November 2002         51

    24            Trust Excess Spread Analysis                               53